UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2018

Hospitality Investors Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55394	80-0943668
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (571) 529-6390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 26, 2018, Hospitality Investors Trust, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on: (i) the election of Edward A. Glickman, Stephen P. Joyce, Jonathan P. Mehlman, Stanley R. Perla and Abby M. Wenzel to the Company’s Board of Directors for one year terms until the 2019 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified; and (ii) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Company’s stockholders elected all five nominees for director and ratified the appointment of KPMG. Two additional directors who are not elected at the Annual Meeting, Bruce G. Wiles and Lowell G. Baron, were elected by Brookfield Strategic Real Estate Partners II Hospitality REIT II LLC pursuant to its rights as the holder of the sole outstanding share of a series of the Company’s preferred stock designated as the Redeemable Preferred Share, par value $0.01 per share. The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 – Election of Directors

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Edward A. Glickman	16,321,795	1,658,745	1,614,068	289,886
Stephen P. Joyce	16,376,330	1,599,245	1,619,033	289,886
Jonathan P. Mehlman	16,307,350	1,667,681	1,619,577	289,886
Stanley R. Perla	15,837,267	2,145,658	1,611,683	289,886
Abby M. Wenzel	16,012,700	2,007,744	1,574,164	289,886

Proposal 2 – Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2018:

Votes For	Votes Against	Abstain	Broker Non-Votes
17,757,007	787,428	1,340,059	*

*	No broker non-votes were recorded in connection with Proposal No. 2.

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY INVESTORS TRUST, INC.

Date: June 26, 2018	By:	/s/ Jonathan P. Mehlman
Jonathan P. Mehlman
Chief Executive Officer and President